Adient – PUBLIC JP Morgan Auto Conference 2025 August 12, 2025

Adient – PUBLIC Important Information August 12, 2025JP Morgan Auto Conference 2 Adient has made statements in this document that are forward-looking and, therefore, are subject to risks and uncertainties. All statements in this document other than statements of historical fact are statements that are, or could be, deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In this document, statements regarding Adient’s expectations for its deleveraging activities, the timing, benefits and outcomes of those activities, as well as its future financial position, sales, costs, earnings, cash flows, other measures of results of operations, capital expenditures or debt levels and plans, objectives, market position, outlook, targets, guidance or goals are forward-looking statements. Words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “forecast,” “project” or “plan” or terms of similar meaning are also generally intended to identify forward-looking statements. Adient cautions that these statements are subject to numerous important risks, uncertainties, assumptions and other factors, some of which are beyond Adient’s control, that could cause Adient’s actual results to differ materially from those expressed or implied by such forward-looking statements, including, among others, risks related to the effects of local and national economic, credit and capital market conditions (including the persistence of high interest rates, vehicle affordability and volatile currency exchange rates) on the global economy, uncertainties in U.S. administrative policy regarding trade agreements, tariffs and other international trade relations, automotive vehicle production levels, mix and schedules, as well as the concentration of exposure to certain automotive manufacturers, shifts in market shares among vehicles, vehicle segments or away from vehicles on which Adient has significant content, changes in consumer demand, risks associated with Adient’s joint ventures, volatile energy markets, Adient’s ability and timing of customer recoveries for increased input costs, the availability of raw materials and component products (including components required by Adient’s customers for the manufacture of vehicles), geopolitical uncertainties such as the Ukraine and Middle East conflicts and the impact on the regional and global economies and additional pressure on supply chain and vehicle production, the ability of Adient to effectively launch new business at forecast and profitable levels, the ability of Adient to successfully identify suitable opportunities for organic investment and/or acquisitions and to integrate such investments and/or acquisitions; work stoppages, including due to strikes, supply chain disruptions and similar events, wage inflationary pressures due to labor shortages and new labor negotiations, the ability of Adient to execute its restructuring plans and achieve the desired benefit, the ability of Adient to meet debt service requirements and, terms of future financing, the impact of global tax reform legislation, potential adjustment of the value of deferred tax assets, global climate change and related emphasis on sustainability matters by various stakeholders, and the ability of Adient to achieve its sustainability-related goals, cancellation of or changes to commercial arrangements, and the ability of Adient to identify, recruit and retain key leadership. A detailed discussion of risks related to Adient’s business is included in the section entitled “Risk Factors” in Adient’s Annual Report on Form 10-K for the fiscal year ended September 30, 2024 filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 18, 2024, in Adient’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2025 filed with the SEC on August 6, 2025, and in subsequent reports filed with or furnished to the SEC, available at www.sec.gov. Potential investors and others should consider these factors in evaluating the forward-looking statements and should not place undue reliance on such statements. The forward-looking statements included in this document are made only as of the date of this document, unless otherwise specified, and, except as required by law, Adient assumes no obligation, and disclaims any obligation, to update such statements to reflect events or circumstances occurring after the date of this document. In addition, this document includes certain projections provided by Adient with respect to the anticipated future performance of Adient’s businesses. Such projections reflect various assumptions of Adient’s management concerning the future performance of Adient’s businesses, which may or may not prove to be correct. The actual results may vary from the anticipated results and such variations may be material. Adient does not undertake any obligation to update the projections to reflect events or circumstances or changes in expectations after the date of this document or to reflect the occurrence of subsequent events. No representations or warranties are made as to the accuracy or reasonableness of such assumptions, or the projections based thereon. This document also contains the key performance indicator of business performance, which is defined as the difference in period-over-period Adjusted EBITDA excluding production volume/mix, equity income, foreign exchange and net commodity pricing. Management believes this key performance indicator encompasses the significant drivers of the performance of the business that are within management’s ability to influence and may assist investors in evaluating Adient’s on-going operations and provide important supplemental information regarding financial and business trends relating to Adient’s financial condition and results of operations. Investors should not consider this key performance indicator as an alternative to our GAAP financial results.

Adient – PUBLIC Agenda > Business Update Jerome Dorlack President and CEO Mark Oswald Executive VP and CFO > Q&A JP Morgan Auto Conference 3

Strong first half momentum carried into Q3 as expected, driving continued improved business performance

> **Strong business performance** in Q3 drove improved earnings and margin vs. Q3FY24

> **Generated solid free cash flow**, supporting $50M of additional share repurchases in Q3 ($75M YTD)

> Based on current policies, **tariffs remain manageable**

> Adient footprint, capabilities and proactive approach enabling **growth as customers onshore in the U.S.;** well-positioned to be a net winner as onshoring is expected to continue

> **Winning diversified new business** in all regions:

- EMEA had strongest quarter of new business in past 5 years, including conquest and replacement
- Asia continues to grow with key C-OEM customers, including BYD

> Raised FY25 revenue and Adj.-EBITDA guidance with Q3 earnings announcement

The Adient team is focused on finishing FY25 strong and executing in a dynamic environment

JP Morgan Auto Conference Adient – PUBLIC August 12, 2025 4

Adient – PUBLIC 5 Regional update AMER Adient continues to consistently execute while demonstrating agility to our customers; well-prepared to capitalize on emerging business opportunities EMEA > Multi-year restructuring plan on track; prudent use of capital > See signs of regional stabilization, expect improved margins in the out years > Several new business awards expected to improve top line performance in the out years Asia > Continued high level of execution > Winning new business with China OEMs > Accelerating growth outside of China > Regional rapid adoption of product innovations enables content growth > Remains a profitable, cash- generative business Americas > Continued strong execution driving improved business performance > Regional margins continue to expand through automation, innovation, continuous improvement actions, VAVE, etc. > Well-positioned to support customer onshoring > Tariff impacts largely mitigated, remain manageable JP Morgan Auto Conference August 12, 2025

Onshoring growth opportunities in the US


US OEM
Asia OEM
Adient plant

Adient advantage from onshoring

	Identified opportunities where Adient has existing facility close to where customers will onshore
	Proactively approached customers with solutions to support them as they onshore
	We estimate ~600K[1] annual units could be on-shored to US. We expect to get at least our fair share of this opportunity with minimal incremental investment
	Adient maintains a competitive advantage with approximately 75% of its total North American production based in the United States, compared to our nearest competitor's production footprint of approximately 55%.

[1] Management estimates using customer press releases and July S&P volumes

Adient is well-positioned to be a net beneficiary of customer onshoring

JP Morgan Auto Conference Adient – PUBLIC August 12, 2025 6

Adient – PUBLIC 7 Adient operating model allows us to drive shareholder value Consistently strong execution, delivering on our operational and financial commitments Well-positioned for growth Driving value to our customers, reinforcing supplier of choice status Executing on our balanced capital allocation approach Remaining focused to ensure sustainable value for all Adient’s stakeholders JP Morgan Auto Conference August 12, 2025

Adient – PUBLIC Q&A